UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2013 - May 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM
BUILD AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gbab, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Monthly portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

May 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2014.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

For the 12-month period ended May 31, 2014, the Trust provided a total return based on market price of 3.54% and a total return based on NAV of 6.15%. As of May 31, 2014, the Trust’s market price of $21.69 per share represented a discount of 6.75% to its NAV of $23.26 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. NAV performance data reflects fees and expenses of the Fund.

The Trust made a distribution of $0.13817 for each month of the period. This represents an annualized distribution rate of 7.64% based on the Trust’s closing market price of $21.69 on May 31, 2014.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share of 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2014, we encourage you to read the Questions & Answers section of this report, which begins on page 4. We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Build America Bonds Duration Trust

June 30, 2014

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 3

QUESTIONS & ANSWERS (Unaudited)	May 31, 2014

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Senior Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2014.

What were the most important developments in the Trust over the past six months?

Trust performance remains competitive; on an NAV basis for the period, the Trust outperformed its benchmark, the Bank of America Merrill Lynch Build America Bond Index, by 189 basis points. Portfolio construction within the Build America Bonds (BABs) segment has been a source of excess performance, with security selection and a lower duration target adding value over the past year. Additionally, the Trust’s design, investing at least 80% of its Managed assets (net assets plus leverage) (“Managed Assets”) in BABs and up to 20% of its Managed Assets in securities other than BABs, provides an anchor to returns and mitigates the interest rate risk embedded in long duration bonds. This structure has resulted in risk-adjusted performance which over the long term has exceeded competing products and indexes.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds or BABs. Under normal market conditions, the Trust invests at least 80% of its Managed Assets in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income-producing securities.

At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

In addition, the Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser does not currently use such derivative instruments to manage the duration of the Trust’s portfolio but may do so in the future. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

What were the significant events affecting the economy and market environment over the past year?

A year ago, speculation about the end of quantitative easing (“Taper”) increased interest rate volatility and drove investors to shorter-duration assets, until the Federal Reserve (the “Fed”) refrained from reducing its easing program in September 2013. The delayed taper combined with the end of the government shutdown in October set the stage for an equity rally on the back of stronger economic growth that lasted into 2014. Tapering finally began in January 2014, continuing even after it became clear that the economy had slowed during the winter months. By May, the Fed was buying only $45 billion a month, down from $85 billion in December 2013.

Nevertheless, the world is still afloat in a sea of liquidity, as every major central bank, with the exception of the European Central Bank, has been engaged in monetary easing. Easing helped mute the impact of regional catalysts, preventing them from spilling over into a global crisis. The potential failure of Japan’s Abenomics, overheating in Chinese real estate

4 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

and the conflict between Russia and Ukraine all failed to derail global expansion. Towards the end of the first quarter, Europe was poised to join the other central banks in monetary easing. After quarter end, the ECB initiated negative interest rates and other measures to combat low inflation and anemic credit growth. The ECB stopped short of asset purchases; however it may do so in the near future.

With an abundance of liquidity, there is very little pressure on credit, as almost every major country is putting a ceiling on borrowing rates or depreciating its currency, while also increasing monetary accommodation, driving demand for U.S. financial assets. This was a key reason why, at period end, many U.S. equity indices were at all time highs and U.S. Treasury yields have retreated from the highest experienced at the end of 2013. The U.S. fixed-income market is also feeding on a supply-demand imbalance, as strong investor demand has outpaced debt issuance which is pushing up prices across the board, from investment grade corporate bonds to Treasuries.

The U.S. economy continues to show modest improvements, and the investment environment remains positive for risk assets as volatility has been relatively benign, despite data persistently lagging behind the Fed’s targets. The last 1Q GDP revision was released at -2.9%, reflecting the effect of the severe winter’s soft patch. Consumer spending, which accounts for 70% of U.S. economic activity, grew at 1% and may be a better indicator of the underlying strength of the American economy. Mortgage rates have retreated since the start of the year, aiding home affordability while boosting consumption, a harbinger for better growth in the quarters ahead. Economic growth should continue to drive improvement in the labor markets and corporate earnings, but not to a level that might propel the Fed to prematurely hike short-term rates.

The global economy is in the midst of a synchronous expansion. In addition to the better U.S. economic picture, the European economy is improving, and Japan is on the verge of making some radical changes to its pension laws, which should permit more overseas investment. This may cause the Japanese yen to depreciate, helping Japan’s economic situation, while also boosting demand for U.S. investments. China has also engaged in smaller stimulus measures to spur the economy and carefully manage its currency values.

How did the Trust perform for the 12 months ended May 31, 2014?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

For the 12-month period ended May 31, 2014, the Trust provided a total return based on market price of 3.54% and a total return based on NAV of 6.15%. As of May 31, 2014, the Trust’s market price of $21.69 per share represented a discount of 6.75% to its NAV of $23.26 per share. As of May 31, 2013, the Trust’s market price of $22.70 per share represented a discount of 3.85% to its NAV of $23.61 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. NAV performance data reflects fees and expenses of the Trust.

The Trust made the following monthly distributions per share during the 12-month period ended May 31, 2014:

Month	Distribution per Share
June 2013	$0.13817
July	$0.13817
August	$0.13817
September	$0.13817
October	$0.13817
November	$0.13817
December	$0.13817
January 2014	$0.13817
February	$0.13817
March	$0.13817
April	$0.13817
May	$0.13817
Total	$1.65804

The distribution amounts represent an annualized distribution rate of 7.64% based on the Trust’s closing market price of $21.69 on May 31, 2014. The Trust’s distribution rate is not constant and is subject to change based on the performance of the Trust.

How did other markets perform in this environment?

The return of the Bank of America Merrill Lynch Build America Bond Index was 4.26% for the 12 months ended May 31, 2014. The return of the Barclays U.S. Treasury Composite Index, which includes Treasury securities of all maturities, was 1.06% for the same period.

In other fixed income sectors, the Barclays U.S. Aggregate Bond Index returned 2.71% for the period, while the Barclays U.S. Corporate High Yield Index returned 7.90%. The Credit Suisse Leveraged Loan Index return was 4.90%.

What factors affected Trust performance during the 12-month period ended May 31, 2014?

For the period, taxable municipal spreads generally tightened and in particular BAB spreads continued to march lower, helping performance of the sector. There were attractive risk-adjusted investment opportunities in the A rated category of taxable municipals, as well as in certain story bonds as long as strong legal covenants were present.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2013

The portfolio continues to deal with some price volatility of BABs and Qualified School Construction Bonds (“QSCBs”) due to the potential for refinancing in these sectors. Certain issuers have elected to refinance outstanding BABs at par as a result of sequestration (which imposed a lower expense subsidy). Nonetheless, refunding volume, as the Sub-Adviser expected, was limited and did not materially impact the BABs market during the period. Nonetheless, we expect more issuers to review their BABs and other direct payment indentures for refinancing alternatives as sequestration continues to have an impact on the market.

In the period, the Trust owned and purchased bonds that fund the Detroit Public Schools through the Michigan School Bond Qualification and Loan Program (“Program”). These securities are not directly involved in the Detroit’s bankruptcy filing, as, under the Program, the State shall lend to Detroit Public Schools in amounts sufficient to pay debt service. However, the market has been treating them as impaired, which we believe creates investment opportunities for the Trust. The portfolio managers conduct continuous market analysis to ensure these bonds meet the Trust’s investment criteria, and they continue to perform as expected. On the other hand, the Trust does not have any exposure to Puerto Rico municipal credits but may do so in the future, if investment opportunities arise.

Describe how the Trust’s assets are invested.

As of May 31, 2014, approximately 85% of the Trust’s long-term investments were in BABs and QSCBs, which are qualifying investments for purposes of the Trust’s policy of investing at least 80% of its managed assets in BABs. The rest of the Trust’s assets, approximately 15% of the Trust’s long-term investments as of May 31, 2014, were invested in non-BABs securities. These include asset-backed securities, bank loans, corporate bonds (including high yield bonds) and other securities, by which we were able to add incremental yield. Both the taxable municipal sector (including BABs) and the non-BABs portion of the portfolio contributed to return for the period.

The most significant change within non-BABs over the period was a decrease in below-investment-grade corporate debt and in bank loans as some assets were called away for refinancing. The Trust continues to seek new floating rate assets, primarily bank loans. The Trust believes there is sufficient liquidity within non-BABs holdings to manage a decline in the value of BABs holdings, in the event an increase in interest rates causes BABs prices to decline enough to approach the 80% minimum.

What is the Trust’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33 1/3% of the Trust’s Managed Assets.

As of May 31, 2014, the Trust’s leverage was approximately 23% of Managed Assets, slightly less than six months ago. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank. Under the reverse repurchase agreements, securities are transferred to another party, such as a bank or broker-dealer, in return for cash which can be used for additional investments.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Why did the Trust pay excise tax during the period?

While the Trust generally intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax imposed on a registered investment company that does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In certain circumstances, the Trust may elect to retain income or capital gain and pay the excise tax on such undistributed amount, to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the best

6 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2014

interest of shareholders at that time. During the Trust’s last fiscal year, the Trust paid excise tax of $194,816 or $0.011 per share.

What is the current outlook for the taxable municipal sector that includes Build America Bonds?

The creation of BABs in 2009 helped issuance of taxable municipal bonds exceed $84 billion in 2009 and $100 billion in 2010, but since the BAB program was allowed to expire, issuance has fallen to historical figures, approximately $35 billion per year, or about 10% of total municipal issuance. Congressional debate later this year over financing the Highway Trust Fund, a transportation and infrastructure fund financed by gasoline taxes, could include discussion about resurrecting the BABs program.

Supply continues to be anemic even in the low interest rate environment as state and local governments and private higher education and health care organizations defer capital projects. Issuance of taxable municipal bonds is off by 50% from year-ago levels. Lack of primary issuance creates scarcity that, along with the high dollar prices of existing BABs, helps support prices.

Index Definitions:

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Barclays U.S. Treasury Composite Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. Securities in the index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices. The U.S. Treasury Index was launched on January 1, 1973.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Barclays 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objectives.

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 7

TRUST SUMMARY (Unaudited)	May 31, 2014

Trust Statistics
Share Price		$21.69
Common Share Net Asset Value		$23.26
Premium/Discount to NAV		-6.75%
Net Assets Applicable to Common Shares ($000)		$405,039

Total Returns
(Inception 10/28/10)	Market	NAV
One Year	3.54%	6.15%
Three year - Average Annual	11.41%	11.54%
Since Inception - Average Annual	9.68%	12.88%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Trust’s total annual expenses. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds
California	22.4%
Illinois	13.6%
Washington	9.9%
New York	6.2%
Indiana	6.1%
New Jersey	6.1%
Texas	6.0%
Michigan	5.1%
Florida	4.1%
Pennsylvania	4.1%
West Virginia	3.3%
Ohio	3.1%
Colorado	2.9%
Alabama	2.8%
Vermont	2.7%
Nevada	2.6%
Louisiana	2.4%
Mississippi	1.9%
South Carolina	1.6%
Georgia	1.4%
South Dakota	0.9%
Minnesota	0.9%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Distributions to Shareholders & Annualized Distribution Rate

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	110.1%
Asset Backed Securities	5.7%
Term Loans	4.6%
Corporate Bonds	4.5%
Preferred Stock	1.9%
Collateralized Mortgage Obligations	0.1%
Warrants	0.0%
Common Stock	0.0%*
Total Long-Term Investments	126.9%*
Short-Term Investment	1.3%
Total Investments	128.2%
Other Assets in excess of Liabilities	1.4%
Borrowings	-7.6%
Reverse Repurchase Agreements	-22.0%
Total Net Assets	100.0%
* Less than 0.1%.

Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthi-ness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

8 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 126.9%

	Municipal Bonds – 110.1%

	Alabama – 2.8%
$ 3,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.100%	09/01/2035	09/01/20 @ 100	$ 3,406,590
5,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.200%	09/01/2038	09/01/20 @ 100	5,691,450
2,000,000	Alabama State University, General Tuition and Fee Revenue Bonds, Taxable
	Direct-Pay Build America Bonds, (Assured GTY)(a) (k)	AA–	7.250%	09/01/2040	09/01/20 @ 100	2,280,780
						11,378,820
	California – 22.4%
500,000	Alhambra Unified School District, Elementary Schools Improvement District,
	Los Angeles County, California, Election of 2008 General Obligation Bonds,
	Federally Taxable, Series B-1(k)	A+	6.700%	02/01/2026	N/A	574,105
10,000,000	California, General Obligation Bonds, Various Purpose, Taxable Build
	America Bonds(a)	A	7.700%	11/01/2030	11/01/20 @ 100	12,374,500
3,000,000	Culver City Redevelopment Agency, California, Taxable Tax Allocation Bonds,
	Culver City Redevelopment Project, Series 2011B(k)	A	8.000%	11/01/2020	N/A	3,404,550
340,000	Cypress Elementary School District (Orange County, California), General
	Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008
	Election, Series B-2(a) (k)	AA–	6.050%	08/01/2021	N/A	371,090
660,000	Cypress Elementary School District (Orange County, California), General
	Obligation Bonds, Direct Pay Qualified School Construction Bonds, 2008
	Election, Series B-2(k)	AA–	6.650%	08/01/2025	N/A	732,527
500,000	Inland Valley Development Agency, (AGM)	NR	5.500%	03/01/2033	03/01/24 @ 100	511,845
7,500,000	Long Beach Unified School District, California, Qualified School Construction
	Bonds, Federally Taxable, Election of 2008, General Obligation Bonds, Series B-1(k)	AA–	5.914%	08/01/2025	N/A	8,962,575
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA–	7.000%	07/01/2041	07/01/21 @ 100	11,734,800
10,000,000	Los Angeles, California, Department of Water & Power Revenue, Taxable Build
	America Bonds(a)	AA	7.003%	07/01/2041	07/01/20 @ 100	11,507,700
5,000,000	Metropolitan Water District, Southern California, Water Revenue Bonds, 2010
	Authorization, Taxable Build America Bonds, Series A(a)	AAA	6.947%	07/01/2040	07/01/20 @ 100	5,949,050
1,025,000	Monrovia Unified School District, Los Angeles County, California, Election of
	2006 General Obligation Bonds, Build America Bonds, Federally Taxable,
	Series C-1(a) (k)	A+	7.250%	08/01/2028	N/A	1,209,192
10,000,000	Oakland Unified School District, County of Alameda, California, Taxable
	General Obligation Bonds, Election of 2006, Qualified School Construction
	Bonds, Series 2012B(k)	NR	6.877%	08/01/2033	08/01/22 @ 100	10,330,000
1,000,000	Placentia-Yorba Linda Unified School District (Orange County, California),
	General Obligation Bonds, Federally Taxable Direct-Pay Qualified School
	Construction Bonds, Election of 2008, Series E(k)	AA–	5.400%	02/01/2026	N/A	1,069,100
5,000,000	Riverside Community College District, Riverside County, California, Election of
	2004 General Obligation Bonds, Taxable Build America Bonds, Series 2010 D-1(a)	AA	7.021%	08/01/2040	08/01/20 @ 100	5,668,600
2,245,000	Santa Ana Unified School District, California, General Obligation Bonds,
	Federal Taxable Build America Bonds(a)	Aa3	6.800%	08/01/2030	N/A	2,767,748
7,755,000	Santa Ana Unified School District, California, General Obligation Bonds,
	Federal Taxable Build America Bonds(a)	Aa3	7.100%	08/01/2040	N/A	9,825,973
3,330,000	Sonoma Valley Unified School District, General Obligation, Federally
	Taxable Bonds(k)	AA–	7.123%	08/01/2028	08/01/20 @ 100	3,835,161
						90,828,516

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Colorado – 2.9%
$ 7,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
	Build America Bonds, Series 2010E(a)	AA–	7.017%	03/15/2031	03/15/21 @ 100	$ 8,624,175
2,500,000	Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable
	Qualified School Construction, Series 2010-D	AA–	6.817%	03/15/2028	N/A	3,104,925
						11,729,100
	Florida – 4.1%
10,000,000	Miami-Dade County, Florida, Transit Sales Surtax Revenue, Taxable Build
	America Bonds, Series B(a) (k)	AA	6.910%	07/01/2039	07/01/19 @ 100	11,228,800
5,000,000	Orlando, Florida, Community Redevelopment Agency, Taxable Tax Increment
	Revenue Build America Bonds, Series 2010B(a) (k)	A	7.784%	09/01/2040	09/01/20 @ 100	5,580,750
						16,809,550
	Georgia – 1.4%
5,000,000	Georgia Municipal Association, Inc., Certificates of Participation, DeKalb
	County Public Schools Project, (AGM) (k)	AA–	5.210%	12/01/2022	N/A	5,535,500
	Illinois – 13.6%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax General Obligation Bonds,
	Dedicated Revenues, Taxable Build America Bonds, Series 2010D(a) (k)	A+	6.519%	12/01/2040	N/A	5,202,550
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds,
	Taxable Build America Bonds, Series 2010B(a)	A+	6.900%	01/01/2040	N/A	6,116,073
2,990,000	Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America
	Bonds, Series 2010B(a) (k)	AA–	6.742%	11/01/2040	N/A	3,575,622
4,210,000	County of Cook, Illinois, Taxable General Obligations Bonds, Series 2010D
	(Build America Bonds-Direct Payment)(a)	A1	6.229%	11/15/2034	N/A	4,870,381
5,000,000	Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5(a)	A–	7.350%	07/01/2035	N/A	6,069,350
7,140,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a) (k)	A2	7.620%	01/01/2030	N/A	8,933,425
2,860,000	Northern Illinois Municipal Power Agency, Power Project Taxable Revenue Bonds,
	Prairie State Project Build America Bonds(a) (k)	A2	7.820%	01/01/2040	N/A	3,796,049
4,500,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM) (a) (k)	A2	7.947%	04/01/2035	04/01/20 @ 100	5,172,750
5,000,000	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Build
	America Program, Taxable, Series 2010, (AGM) (a)	A2	8.147%	04/01/2041	04/01/20 @ 100	5,814,050
3,000,000	Southwestern Illinois, Development Authority, Taxable Local Government,
	Program Revenue Bonds, Flood Prevention District Council Project, Recovery
	Zone Economic Development Bonds, Series 2010C(k)	AA	7.230%	10/15/2035	04/15/20 @ 100	3,266,400
2,000,000	Southwestern Illinois, Development Authority, Taxable Local Government,
	Program Revenue Bonds, Flood Prevention District Project, Build America
	Bonds, Series 2010-B(a) (k)	AA	7.030%	04/15/2032	04/15/20 @ 100	2,107,460
						54,924,110
	Indiana – 6.1%
8,690,000	Evansville-Vanderburgh Independent School Building Corporation, Unlimited
	Taxable Ad Valorem Property Tax First Mortgage Bonds, Series 2010E	AA+	6.500%	01/15/2030	07/15/20 @ 100	10,016,789
3,000,000	Knox County, Indiana, Good Samaritan Hospital Project, Taxable Economic
	Development Revenue Bonds, Qualified Energy Conservation Bonds - Direct
	Payment, Series 2012B(k)	Baa1	5.900%	04/01/2034	N/A	3,087,660
10,000,000	Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
	Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds, Build
	America Bonds, Series 2010(a)	AA+	6.500%	07/15/2030	01/15/21 @ 100	11,763,300
						24,867,749

See notes to financial statements.

10 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Louisiana – 2.4%
$ 8,000,000	Orleans Parish, School Board of the Parish of Orleans, Louisiana, (AGM) (k)	AA–	4.400%	02/01/2021	N/A	$ 8,535,200
1,055,000	Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable Hospital
	Revenue Bonds, North Oaks Health System Project, Build America Bonds,
	Series 2009A, (Assured GTY) (a)	AA+	7.200%	02/01/2042	02/01/20 @ 100	1,139,506
						9,674,706
	Michigan – 5.1%
415,000	Comstock Park Public Schools, Kent County, Michigan, 2011 School Building
	and Site Bonds, General Obligation - Unlimited Tax, Federally Taxable - Qualified
	School Construction Bonds - Direct Payment, Series A, (Q-SBLF)(k)	AA–	6.300%	05/01/2026	05/01/21 @ 100	447,511
2,640,000	Detroit, Michigan, School District, Build America Bonds, (Q-SBLF) (a) (k)	AA–	7.747%	05/01/2039	N/A	3,036,898
5,000,000	Detroit, Michigan, School District, School Building and Site Bonds,
	Unlimited Tax General Obligation Bonds, Taxable Build America Bonds,,
	Series 2010B, (Q-SBLF) (a)	AA–	6.845%	05/01/2040	05/01/20 @ 100	5,098,950
2,640,000	Detroit, Michigan, School District, School Building and Site Bonds,
	Unlimited Tax General Obligation Bonds, Taxable Qualified School
	Construction Bonds, Series 2010A, (Q-SBLF)(k)	AA–	6.645%	05/01/2029	N/A	2,850,698
3,000,000	Fraser Public School District, Macomb County, Michigan, General
	Obligation Federally Taxable School Construction Bonds, 2011 School
	Building and Site Bonds, Series B, (Q-SBLF)(k)	AA–	6.050%	05/01/2026	05/01/21 @ 100	3,231,570
1,000,000	Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation
	Bonds, (Q-SBLF)(k)	AA–	6.750%	05/01/2026	05/01/20 @ 100	1,072,190
2,500,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building
	and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
	School Construction Bonds, Series A, (Q-SBLF)(k)	AA–	6.100%	05/01/2026	05/01/20 @ 100	2,689,125
2,000,000	Whitehall District Schools, Muskegon County, Michigan, 2010 School Building
	and Site Bonds, General Obligation, Unlimited Tax Bonds, Taxable Qualified
	School Construction Bonds, Series A, (Q-SBLF)(k)	AA–	6.500%	05/01/2029	05/01/20 @ 100	2,159,060
						20,586,002
	Minnesota – 0.9%
1,660,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(k)	AA	7.250%	02/01/2035	02/01/21 @ 100	1,785,761
1,540,000	St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds(k)	AA	7.500%	02/01/2040	02/01/21 @ 100	1,659,612
						3,445,373
	Mississippi – 1.9%
5,000,000	Medical Center Educational Building Corporation, Taxable Build America
	Bonds, University of Mississippi Medical Center Facilities Expansion and
	Renovation Project, Series 2010A(a) (k)	AA–	6.842%	06/01/2035	06/01/20 @ 100	5,728,000
1,000,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (k)	A2	7.265%	01/01/2032	01/01/20 @ 100	1,051,850
905,000	Mississippi, Hospital Equipment and Facilities Authority, Taxable Build America
	Revenue Bonds, Forrest County General Hospital Project, Series 2010(a) (k)	A2	7.390%	01/01/2040	01/01/20 @ 100	945,707
						7,725,557
	Nevada – 2.6%
1,425,000	Clark County, Nevada, Airport Revenue Bonds, Build America Bonds,
	Series B(a) (k)	AA–	6.881%	07/01/2042	07/01/19 @ 100	1,557,012
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Water
	Bonds, Taxable Build America Bonds, Series 2009A(a) (k)	AA+	7.100%	06/01/2039	06/01/19 @ 100	1,328,148
1,500,000	Nevada System of Higher Education University, Revenue Bonds, Build
	America Bonds(a)	AA–	7.600%	07/01/2030	07/01/20 @ 100	1,708,155
5,050,000	Nevada System of Higher Education University, Revenue Bonds, Build
	America Bonds(a)	AA–	7.900%	07/01/2040	07/01/20 @ 100	5,782,502
						10,375,817

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	New Jersey – 6.1%
$ 8,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease
	Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A(k)	A+	7.747%	07/01/2034	07/01/20 @ 100	$ 8,637,280
2,000,000	Camden County Improvement Authority, Camden County, New Jersey, Lease
	Revenue Bonds, Cooper Medical School of Rowan University Project, Series 2010A(k)	A+	7.847%	07/01/2035	07/01/20 @ 100	2,165,640
10,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally Taxable
	Issuer Subsidy, Build America Bonds, Series 2010A(a)	A+	7.102%	01/01/2041	N/A	14,034,300
						24,837,220
	New York – 6.2%
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue
	Bonds, Taxable Build America Bonds, Series 2010E(a)	A	7.134%	11/15/2030	11/15/20 @ 100	5,868,350
5,000,000	Metropolitan Transportation Authority, New York, Transportation Revenue
	Bonds, Taxable Build America Bonds, Series 2010B-1(a)	A+	6.548%	11/15/2031	N/A	6,337,100
1,000,000	Port Authority of New York & New Jersey Consolidated Bonds, Series 182	AA–	5.310%	08/01/2046	08/01/24 @ 100	1,067,270
10,000,000	Westchester County Health Care Corporation, Revenue Bonds, Taxable Build
	America Bonds, Series 2010(a) (k)	BBB	8.572%	11/01/2040	N/A	11,645,500
						24,918,220
	Ohio – 3.1%
5,000,000	American Municipal Power, Inc., Combined Hydroelectric Projects Revenue
	Bonds, New Clean Renewable Energy Bonds, Series 2010C(k)	A	7.334%	02/15/2028	N/A	6,211,300
1,950,000	Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
	Build America Bonds, Taxable, Series 2009B(a) (k)	A–	8.223%	02/15/2040	N/A	2,313,422
2,500,000	Madison Local School District, Richland County, Ohio, School Improvement,
	Taxable Qualified School Construction Bonds, Series 2010B(k)	AA	6.650%	12/01/2029	12/01/20 @ 100	2,847,200
1,230,000	Toronto City School District, Ohio, Qualified School Construction Bonds
	General Obligation Bonds(k)	AA	7.000%	12/01/2028	12/01/20 @ 100	1,328,006
						12,699,928
	Pennsylvania – 4.1%
4,865,000	Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds,
	Series B of 2010(a) (k)	A+	7.140%	12/15/2035	06/15/20 @ 100	5,597,767
6,870,000	Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction
	Bonds, Series D(k)	A	6.850%	09/01/2029	N/A	8,438,352
2,500,000	School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series
	2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy) (k)	A+	5.995%	09/01/2030	N/A	2,627,375
						16,663,494
	South Carolina – 1.6%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery Zone
	Economic Development Bonds, Series 2010B(k)	A–	7.328%	07/01/2040	N/A	6,316,450
	South Dakota – 0.9%
3,490,000	Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone Economic
	Development Bonds, Series 2010C(k)	A2	7.500%	12/15/2040	12/15/19 @ 100	3,767,979
	Texas – 6.0%
10,000,000	Dallas, Texas, Convention Center Hotel Development Corporation, Hotel
	Revenue Bonds, Taxable Build America Bonds, Series 2009B(a) (k)	A+	7.088%	01/01/2042	N/A	12,627,600
10,000,000	El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
	Taxable Build America Bonds, Series 2010B(a)	AA	6.700%	08/15/2036	08/15/20 @ 100	11,749,100
						24,376,700

See notes to financial statements.

12 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Vermont – 2.7%
$ 2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a) (k)	A+	6.101%	07/01/2025	07/01/20 @ 100	$ 2,440,753
7,500,000	Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds,
	Series 2010B(a) (k)	A+	7.211%	07/01/2040	07/01/20 @ 100	8,646,600
						11,087,353
	Washington – 9.9%
5,000,000	Anacortes, Washington, Utility System Improvement Revenue Bonds, Build
	America Bonds, Series 2010B(a) (k)	AA–	6.479%	12/01/2030	12/01/20 @ 100	5,821,700
2,000,000	Auburn, Washington, Utility System Revenue Bonds, Taxable Build America
	Bonds, Series 2010B(a) (k)	AA	6.396%	12/01/2030	12/01/20 @ 100	2,214,160
5,000,000	Central Washington University, System Revenue Bonds, 2010, Taxable Build
	America Bonds, Series B(a) (k)	A1	6.500%	05/01/2030	N/A	6,128,600
5,800,000	Public Hospital District No. 1, King County, Washington, Valley Medical
	Center, Hospital Facilities Revenue Bonds, Series 2010B(k)	BBB+	8.000%	06/15/2040	06/15/20 @ 100	6,530,800
5,000,000	Washington State Convention Center Public Facilities District, Lodging Tax
	Bonds, Taxable Build America Bonds, Series 2010B (a)	A+	6.790%	07/01/2040	N/A	5,958,150
3,325,000	Washington State University, Housing and Dining System Revenue Bonds,
	Taxable Build America Bonds, Series 2010B(a) (k)	A+	7.099%	04/01/2032	N/A	4,321,636
6,675,000	Washington State University, Housing and Dining System Revenue Bonds,
	Taxable Build America Bonds, Series 2010B(a) (k)	A+	7.399%	04/01/2041	N/A	9,111,508
						40,086,554
	West Virginia – 3.3%
10,000,000	State of West Virginia, Higher Education Policy Commission, Revenue Bonds,
	Federally Taxable Build America Bonds 2010, Series B(a)	A+	7.650%	04/01/2040	N/A	13,270,100
	Total Municipal Bonds – 110.1%
	(Cost $381,683,144)					445,904,798
	Corporate Bonds – 4.5%
	Advertising – 0.1%
500,000	Sitel, LLC / Sitel Finance Corp.(b) (k)	B	11.000%	08/01/2017	08/01/15 @ 103	533,125
	Airlines – 0.9%
101,041	Atlas Air 1999-1 Pass-Through Trust, Series 1999-1, Class A-1(k)	NR	7.200%	07/02/2020	N/A	105,209
1,434,764	Atlas Air 2000-1 Class A Pass Through Trust, Series 2000-1, Class A(k)	NR	8.707%	07/02/2021	N/A	1,510,089
2,000,000	Delta Air Lines 2011-1 Class B Pass-Through Trust, Series 2011-1, Class B(k)	BB	7.125%	04/15/2016	N/A	2,047,500
						3,662,798
	Chemicals – 0.1%
350,000	TPC Group, Inc.(b) (k)	B	8.750%	12/15/2020	12/15/16 @ 104	385,875
	Commercial Services – 0.1%
200,000	ADT Corp.	BB–	6.250%	10/15/2021	N/A	210,500
	Diversified Financial Services – 0.2%
125,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.(b) (k)	B	7.375%	04/01/2020	04/01/16 @ 106	131,250
200,000	Jefferies Group, Inc.(k)	BBB	6.875%	04/15/2021	N/A	234,000
464,333	Schahin II Finance Co. SPV Ltd. (Cayman Islands)(b)	BBB–	5.875%	09/25/2022	N/A	453,421
						818,671
	Engineering & Construction – 0.4%
1,476,191	Alion Science and Technology Corp.(c)	CCC–	12.000%	11/01/2014	10/01/13 @ 100	1,472,501
	Entertainment – 0.4%
1,600,000	Diamond Resorts Corp.(k)	B–	12.000%	08/15/2018	08/15/15 @ 103	1,731,040
	Food – 0.0%***
100,000	KeHE Distributors, LLC / KeHE Finance Corp.(b)	B	7.625%	08/15/2021	08/15/17 @ 104	108,250

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Health Care Services – 0.0%***
$ 150,000	Symbion, Inc.(k)	B	8.000%	06/15/2016	06/15/15 @ 100	$ 156,375
	Healthcare-Services – 0.4%
1,500,000	Tufts Medical Center, Inc.	BBB	7.000%	01/01/2038	N/A	1,631,270
	Machinery-Diversified – 0.1%
250,000	Tempel Steel Co.(b) (k)	CCC+	12.000%	08/15/2016	08/15/14 @ 106	237,500
	Media – 0.1%
370,000	Baker & Taylor Acquisitions Corp.(b) (k)	CCC	15.000%	04/01/2017	10/01/14 @ 108	296,000
	Mining – 0.0%
30,661	Mirabela Nickel Ltd. (Australia)(b) (e)	NR	3.500%	06/30/2014	N/A	30,661
150,000	Mirabela Nickel Ltd. (Australia)(b) (j) (k)	NR	8.750%	04/15/2018	04/15/15 @ 104	35,250
						65,911
	Oil & Gas – 0.3%
100,000	Jones Energy Holdings, LLC / Jones Energy Finance Corp.(b)	B–	6.750%	04/01/2022	04/01/17 @ 105	105,500
660,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC(k)	CCC+	10.750%	10/01/2020	10/01/16 @ 105	735,900
200,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.	B	7.500%	07/01/2021	07/01/16 @ 106	217,000
						1,058,400
	Oil & Gas Services – 0.1%
200,000	Exterran Holdings, Inc.(k)	BB	7.250%	12/01/2018	12/01/14 @ 104	211,250
	Packaging & Containers – 0.1%
300,000	Pretium Packaging, LLC / Pretium Finance, Inc.(k)	B–	11.500%	04/01/2016	04/01/15 @ 100	317,532
	Pharmaceuticals – 0.1%
180,000	Valeant Pharmaceuticals International Inc. (Canada)(b)	B	6.750%	08/15/2018	08/15/15 @ 105	194,400
	Pipelines – 0.0%***
166,000	Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II(k)	BB	8.375%	06/01/2020	06/01/16 @ 104	187,995
	Real Estate Investment Trusts – 0.2%
750,000	Columbia Property Trust Operating Partnership, LP (k)	BBB–	5.875%	04/01/2018	N/A	792,360
	Retail – 0.3%
150,000	Checkers Drive-In Restaurants, Inc.(b) (k)	B–	11.000%	12/01/2017	06/01/15 @ 108	166,875
980,000	GRD Holdings III Corp.(b) (k)	B	10.750%	06/01/2019	06/01/15 @ 108	1,090,250
125,000	PF Chang’s China Bistro, Inc.(b) (k)	CCC	10.250%	06/30/2020	06/30/16 @ 105	128,437
						1,385,562
	Software – 0.2%
290,000	Aspect Software, Inc.(k)	CCC+	10.625%	05/15/2017	05/15/15 @ 103	304,862
200,000	Eagle Midco, Inc.(b) (l)	CCC+	9.000%	06/15/2018	12/15/14 @ 102	208,750
400,000	Infor US, Inc.(k)	B–	11.500%	07/15/2018	07/15/15 @ 106	460,000
						973,612
	Telecommunications – 0.0%***
150,000	Avaya, Inc.(b)	B	7.000%	04/01/2019	04/01/15 @ 104	148,500
	Textiles – 0.0%***
60,000	Empire Today, LLC / Empire Today Finance Corp.(b)	B–	11.375%	02/01/2017	02/01/15 @ 103	61,500
	Transportation – 0.4%
34,387	Atlas Air, Inc.(b) (k)	NR	8.707%	07/02/2021	N/A	36,192
1,385,000	Marquette Transportation Co., LLC / Marquette Transportation Finance Corp.(k)	B–	10.875%	01/15/2017	01/15/15 @ 103	1,466,715
						1,502,907
	Total Corporate Bonds – 4.5%
	(Cost $17,277,335)					18,143,834

See notes to financial statements.

14 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Asset Backed Securities – 5.7%
	Automobile – 0.0%
$ 21,607	Bush Truck Leasing, LLC, Series 2011-AA, Class C(b) (k)	NR	5.000%	09/25/2018	N/A	$ 19,663
	Collateralized Debt Obligation – 1.6%
167,716	Cedarwoods, Series 2006-1A, Class A1(b)	AAA	0.420%	07/25/2051	N/A	138,735
50,540	Diversified Asset Securitization Holdings II LP, Series 1X, Class A1L
	(Cayman Islands)(d)	BBB+	0.723%	09/15/2035	N/A	49,621
2,979	G-Star 2003-3 Ltd., Series 2003-A, Class A1 (Cayman Islands)(b) (d) (k)	BBB–	0.804%	03/13/2038	N/A	2,975
155,756	Highland Park CDO I Ltd., Series 2006-1A, Class A1 (Cayman Islands)(b) (d) (k)	B+	0.557%	11/25/2051	N/A	147,501
1,500,000	N-Star Real Estate CDO VIII Ltd. (Cayman Islands)(b) (d) (k)	B1	0.511%	02/01/2041	N/A	1,325,700
3,480,564	Putnam Structured Product, Series 2003-1A, Class A1LB(b) (d) (k)	B	0.601%	10/15/2038	N/A	3,310,712
477,534	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman
	Islands)(b) (d) (k)	CCC+	0.830%	01/10/2038	N/A	431,022
1,083,646	SRERS Funding Ltd., Series 2011-RS, Class A1B1 (Cayman Islands)(b) (d)	Baa3	0.403%	05/09/2046	N/A	1,019,386
						6,425,652
	Collateralized Loan Obligation – 2.0%
250,000	Ares CLO Ltd., Series 2012-3A (Cayman Islands)(b) (i) (k)	NR	0.000%	01/17/2024	N/A	198,575
250,000	ARES XXVI CLO Ltd., Series XXVI (Cayman Islands)(b) (i) (k)	NR	0.000%	04/15/2025	N/A	202,300
250,000	Atlas Senior Loan Fund II Ltd., Series 2012-2A (Cayman Islands)(b) (i) (k)	NR	0.000%	01/30/2024	N/A	236,000
100,000	BlackRock Senior Income Series Corp., Series 2004-1A (Cayman Islands)(b) (i) (k)	NR	0.000%	09/15/2016	N/A	10
250,000	Carlyle Global Market Strategies CLO 2012-3 Ltd., Series 2012-3A (Cayman
	Islands)(b) (i) (k)	NR	0.000%	10/14/2024	N/A	234,725
250,000	Cerberus Offshore Levered I LP, Series 2012-1A, Class C (Cayman
	Islands)(b) (d) (k)	A2	6.224%	11/30/2018	N/A	250,525
250,000	Cerberus Onshore II CLO, LLC, Series 2013-1A, Class D(b) (d)	Baa2	4.227%	10/15/2023	N/A	236,525
2,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman
	Islands)(b) (d) (k)	A+	1.477%	07/10/2019	N/A	1,886,000
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D1 (Cayman
	Islands)(b) (d) (k)	BBB+	2.827%	07/10/2019	N/A	931,700
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman
	Islands)(b) (k)	BBB+	8.370%	07/10/2019	N/A	1,007,700
300,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (d) (k)	AA–	1.326%	05/19/2021	N/A	286,950
250,000	Divcore CLO Ltd., Series 2013-1A, Class B (d)	Baa3	4.051%	11/15/2032	N/A	249,975
550,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(b) (d) (k)	A+	0.555%	05/01/2022	N/A	520,465
250,000	Finn Square CLO Ltd., Series 2012-1A (Cayman Islands)(b) (i)	NR	0.000%	12/24/2023	N/A	211,300
250,000	Golub Capital Partners CLO Ltd. (Cayman Islands)(b) (d)	NR	4.235%	04/25/2026	N/A	239,800
250,000	Great Lakes CLO 2012-1 Ltd., Series 2012-1A (Cayman Islands)(b) (i) (k)	NR	0.000%	01/15/2023	N/A	230,425
200,000	Katonah IX CLO Ltd., Series 2006-9A, Class A3L (Cayman Islands)(b) (d) (k)	A–	0.949%	01/25/2019	N/A	190,000
500,000	KKR CLO Trust, Series 2007-1A, Class D (Cayman Islands)(b) (d) (k)	BBB+	2.474%	05/15/2021	N/A	482,400
250,000	Newstar Commercial Loan Funding 2013-1, LLC(b) (d)	NR	4.785%	09/20/2023	N/A	248,025
250,000	T2 Income Fund CLO Ltd., Series 2007-1A, Class D (Cayman
	Islands)(b) (d) (k)	A+	2.977%	07/15/2019	N/A	243,540
						8,086,940
	Credit Card – 0.1%
186,522	Credit Card Pass-Through Trust 2012-BIZ, Series 2012-Biz A(b) (i) (k) (m)	CCC	0.000%	12/15/2049	N/A	162,200
23,400	LCP Dakota Fund, Series 2012-6, Class P (k)	NR	10.000%	08/17/2015	N/A	23,400
						185,600
	Insurance – 0.0%***
73,600	Insurance Note Capital Term, Series 2005-1R1A(b) (d) (k)	A	0.482%	06/09/2033	N/A	69,184

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Media – 0.8%
$ 1,300,000	Adams Outdoor Advertising, LP, Series 2010-1, Class B(b) (k)	Ba2	8.836%	12/20/2040	N/A	$ 1,403,822
1,825,000	Adams Outdoor Advertising, LP, Series 2010-1, Class C(b) (k)	B3	10.756%	12/20/2040	N/A	2,010,832
						3,414,654
	Other ABS – 0.9%
250,000	Battalion CLO 2007-I Ltd.(b) (d)	Baa1	2.377%	07/14/2022	N/A	235,500
250,000	Black Diamond CLO 2005-2 Delaware Corp.(b) (d)	Baa2	2.030%	01/07/2018	N/A	238,425
250,000	CIFC Funding 2014-II Ltd.(b) (d)	A2	3.095%	05/26/2026	N/A	243,650
200,000	Gallatin CLO Ltd.(b) (d)	Baa3	3.922%	07/15/2023	N/A	197,640
1,936,461	Gramercy Real Estate CDO 2007-1 Ltd. (Cayman Islands)(b) (d)	B3	0.504%	08/15/2056	N/A	1,662,257
250,000	Race Point V CLO Ltd.(b) (d)	NR	3.983%	12/15/2022	N/A	248,725
542,743	West Coast Funding Ltd.(b) (d)	B3	0.371%	11/02/2041	N/A	524,398
250,000	Whitehorse Ltd.(b) (d)	A2	2.964%	05/01/2026	N/A	240,225
						3,590,820
	Transportation – 0.3%
8,093	Castle Trust, Series 2003-1AW, Class A1(b) (d) (k)	AA	0.901%	05/15/2027	N/A	7,931
123,425	Raspro Trust, Series 2005-1A, Class G(b) (d) (k)	A	0.635%	03/23/2024	N/A	117,870
1,128,336	Vega Containervessel PLC, Series 2006-1A, Class A(b) (k)	Ba3	5.562%	02/10/2021	N/A	1,114,232
						1,240,033
	Total Asset Backed Securities – 5.7%
	(Cost $21,612,857)					23,032,546
	Collateralized Mortgage Obligations – 0.1%
	Residential Mortgage Backed Security – 0.1%
707,861	Nomura Resecuritization Trust, Series 2012-1R, Class A(b) (d) (k)	NR	0.592%	08/27/2047	N/A	653,144
36,377	Structured Asset Mortgage Investments II Trust 2006-AR1(d)	Caa3	0.380%	02/25/2036	06/25/18 @ 100	31,536
	Total Collateralized Mortgage Obligations
	(Cost $678,475)					684,680
	Term Loans – 4.6%(g)
	Aerospace & Defense – 0.4%
800,000	Nana Development, 1st Lien	B	8.000%	03/15/2018	N/A	788,000
176,636	SI International, Inc.	B+	5.750%	11/14/2019	N/A	176,856
500,000	Transdigm, Inc. - 2021	Ba3	3.750%	05/21/2021	N/A	496,695
						1,461,551
	Automotive – 0.1%
100,000	American Tire Distributors, Inc.	CCC+	5.750%	06/01/2018	N/A	100,250
16,000	Fleetpride	CCC	9.250%	05/15/2020	N/A	15,707
236,111	Navistar, Inc.	B	5.750%	08/17/2017	N/A	240,021
100,000	Thi Tectum	B+	5.250%	09/12/2018	N/A	100,000
						455,978
	Building Materials – 0.2%
982,500	HD Supply, Inc.	B+	4.000%	06/28/2018	N/A	981,684
	Chemicals – 0.0%***
100,000	Momentive Performance	NR	4.000%	04/15/2015	N/A	100,083

See notes to financial statements.

16 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Consumer Products – 0.1%
$ 100,000	Authentic Brands	B+	5.500%	05/21/2021	N/A	$ 99,250
148,332	Mitel Networks Corp.	B+	5.250%	01/31/2020	N/A	149,816
323,737	Targus Group International, Inc., 1st Lien	B	12.000%	05/24/2016	N/A	270,861
						519,927
	Consumer Services – 0.2%
177,895	Sutherland Global Cayman Tranche	BB–	7.250%	03/06/2019	N/A	178,339
393,909	Sutherland Global U.S. Tranche	BB–	7.250%	03/06/2019	N/A	394,894
29,276	Travelport Holdings Ltd.	B	6.250%	06/26/2019	N/A	29,892
						603,125
	Diversified Manufacturing – 0.1%
398,151	CPM Acquisition Corp.	B+	6.250%	08/29/2017	N/A	399,147
	Electric – 0.0%***
96,250	Astoria Generating Co. Acquisitions	B	5.000%	05/24/2019	N/A	98,957
	Energy-Alternate Sources – 0.0%***
149,250	Atlas Energy, LP	B	6.500%	07/31/2019	N/A	151,116
	Entertainment – 0.0%***
73,800	CKX Entertainment, Inc.	B+	9.000%	06/21/2017	N/A	65,313
	Food & Beverage – 0.4%
35,000	Hostess Brands, Inc.	B–	6.750%	04/09/2020	N/A	36,335
1,500,000	Post Holdings	Ba1	3.750%	06/02/2021	N/A	1,511,250
						1,547,585
	Insurance – 0.0%***
155,909	Cunningham	B–	9.250%	06/10/2020	N/A	155,324
	Media – 0.3%
1,000,000	Cengage Learning Acquisitions, Inc.	B+	7.000%	03/31/2020	N/A	1,012,500
	Oil Field Services – 0.2%
314,589	Ocean RIG ASA	B+	6.000%	03/31/2021	N/A	315,278
200,000	PSS Companies	B+	5.500%	01/28/2020	N/A	201,500
						516,778
	Other Finance – 0.3%
889,201	Ceridian Corp.	NR	4.401%	05/09/2017	N/A	889,993
198,001	First Advantage	B	6.250%	02/28/2019	N/A	197,506
208,622	Travelport Holdings, LTD 2nd Lien	CCC+	4.000%	12/01/2016	N/A	210,251
						1,297,750
	Other Financial Institutions – 0.5%
2,000,000	AP Alternative Assets LP(f)	BB	6.651%	12/21/2015	N/A	2,005,000
	Other Industrials – 0.1%
88,954	Hunter Fan Company 1st Lien	B+	6.500%	12/20/2017	N/A	88,806
247,500	Sirva Worldwide, Inc.	B	7.500%	03/27/2019	N/A	251,831
						340,637
	Retail – 0.0%***
80,786	Container Store, Lien 1	B–	4.250%	04/06/2019	N/A	80,449

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Principal					Optional Call
Amount	Description	Rating *	Coupon	Maturity	Provisions**	Value
	Technology – 1.1%
$ 583,623	Aspect Software, Inc.	B	7.250%	05/07/2016	N/A	$ 587,516
444,888	EIG Investors Corp., 1st Lien	B	5.000%	11/09/2019	N/A	446,369
349,125	Globallogic Holdings, Inc.	B+	6.250%	05/31/2019	N/A	335,160
648,375	Greenway Medical Technology, 1st Lien	B	6.000%	11/04/2020	N/A	645,133
100,000	Misys PLC 2nd Lien	CCC+	12.000%	06/12/2019	N/A	114,000
982,509	Misys PLC First Lien	B+	5.000%	12/12/2018	N/A	988,895
896,664	Paradigm, Ltd. - First Lien	B+	4.750%	07/30/2019	N/A	893,302
250,000	Wall Street Systems - 2021	B	4.500%	04/30/2021	N/A	250,105
						4,260,480
	Transportation – 0.2%
119,273	Aviation Holdings, Inc.(j)	NR	10.000%	07/13/2017	N/A	–
38,996	Aviation Holdings, Inc.(j)	NR	3.000%	02/13/2018	N/A	–
197,006	Sabre, Inc.	B+	4.250%	02/19/2019	N/A	197,006
100,000	Travelport Holdings, 2nd Lien, Tranche 1	CCC+	9.500%	01/31/2016	N/A	102,800
387,303	US Shipping Corp., Lien 1	B	9.000%	04/30/2018	N/A	395,049
						694,855
	Wireless – 0.2%
297,722	Expert Global Solutions, Lien 1	B–	8.500%	04/03/2018	N/A	286,310
491,253	Zayo Group LLC	B	4.000%	07/02/2019	N/A	490,138
						776,448
	Wirelines – 0.2%
537,737	Avaya, Inc.	B	4.727%	10/26/2017	N/A	519,814
444,661	Avaya, Inc.	B	6.500%	03/31/2018	N/A	441,397
						961,211
	Total Term Loans – 4.6%
	(Cost $18,443,572)					18,485,898
Number
of Shares	Description					Value
	Common Stocks – 0.0%***
	Airlines – 0.0%***
6,232	Global Aviation Holdings, Inc.(f) (h) (k)					1
	Media – 0.0%***
3,457	Cengage Learning					122,723
	Total Common Stocks – 0.0%
	(Cost $71,718)					122,724
	Preferred Stocks – 1.9%
	Diversified Financial Services – 0.5%
1,900	Falcons Funding Trust I(b) (d) (k)	NR	8.875%	–		1,987,994
475	GSC Partners CDO Fund Ltd./GSC Partners CDO Fund Corp.
	(Cayman Islands)(b) (d) (h)	NR	–	–		166,250
200,000	Whitehorse II Ltd., Series 2005-2A (Cayman Islands)(b) (d) (h) (k)	NR	–	–		2,000
						2,156,244
	Transportation – 1.4%
200,000	Seaspan Corp., Series C (Marshall Islands)(k)	NR	9.500%	–		5,450,000
	Total Preferred Stocks – 1.9%
	(Cost $7,132,467)					7,606,244

See notes to financial statements.

18 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

Number
of Shares	Description			Maturity	Value

	Warrants – 0.0%
	Engineering & Construction – 0.0%
1,550	Alion Science and Technology Corp.(f) (h)			03/15/2017	$ –
	(Cost $16)
	Total Long-Term Investments – 126.9%
	(Cost $446,899,584)				513,980,724
	Short-Term Investments – 1.3%
Principal
Amount	Description	Rating*	Coupon	Maturity	Value
	Municipal Bond – 0.3%
	Michigan – 0.3%
$ 1,000,000	Michigan Finance Authority	NR	4.375%	08/20/2014	1,006,100
	(Cost $1,000,000)

Number
of Shares	Description				Value
	Money Market – 1.0%
4,104,159	Dreyfus Treasury Prime Cash Management Institutional Shares				4,104,159
	(Cost $4,104,159)
	Total Short-Term Investments – 1.3%
	(Cost $5,104,159)				5,110,259
	Total Investments – 128.2%
	(Cost $452,003,743)				519,090,983
	Borrowings – (7.6%)				(30,963,936)
	Reverse Repurchase Agreements – (22.0%)				(88,923,355)
	Assets in excess of other Liabilities – 1.4%				5,835,203
	Net Assets – 100.0%				$ 405,038,895

AGM – Insured by Assured Guaranty Municipal Corporation

CDO – Collateralized Debt Obligation

CLO – Collateralized Loan Obligation

LLC – Limited Liability Company

LP – Limited Partnership

N/A – Not Applicable

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Less than 0.1%.

(a)	Taxable municipal bond issued as part of the Build America Bond program.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014 these securities amounted to $29,870,674, which represents 7.4% of net assets applicable to common shares.

(c)	The issuer of this security will accrue interest in the secured note at a rate of 12% annum and make interest payments as follows: (1) 10% in cash and (2) 2% in-kind shares of the secured note.

(d)	Floating or variable rate coupon. The rate shown is as of May 31, 2014.

(e)	Payment-in-kind.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2014

(f)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees and is based, in part on significant unobservable inputs. The total market value of such securities is $2,005,001 which represents 0.5% of net assets.

(g)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolios of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(h)	Non-income producing security.

(i)	Security had no stated coupon. However, it is expected to receive residual cash flow payments on deal defined payment dates.

(j)	Non-income producing as security is in default.

(k)
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements, and unfunded loan commitments. As of May 31, 2014, the total amount segregated was $256,092,413.

(l)	Pay-in-kind toggle note.

(m)	Security is perpetual and thus does not have a predetermined maturity date.

See notes to financial statements.

20 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2014

Assets
Investments in securities, at value (cost $452,003,743)	$519,090,983
Interest receivable	8,776,080
Receivable for securities sold	447,853
Unrealized appreciation on unfunded commitments	30
Other assets	7,457
Total assets	528,322,403
Liabilities
Reverse repurchase agreements	88,923,355
Borrowings	30,963,936
Payable for securities purchased	2,812,057
Advisory fee payable	264,646
Overdraft due to custodian bank	71,406
Interest due on borrowings	66,416
Administrative fee payable	10,003
Accrued expenses and other liabilities	171,689
Total liabilities	123,283,508
Net Assets	$405,038,895
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
17,413,674 shares issued and outstanding	$174,137
Additional paid-in capital	331,227,326
Accumulated undistributed net investment income	5,710,757
Accumulated net realized gain on investments	839,405
Net unrealized appreciation on investments and unfunded commitments	67,087,270
Net Assets	$405,038,895
Net Asset Value (based on 17,413,674 common shares outstanding)	$23.26

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 21

STATEMENT OF OPERATIONS For the year ended May 31, 2014	May 31, 2014

Investment Income
Interest	$32,812,380
Dividends	769,230
Total income		$33,581,610
Expenses
Advisory fee	3,072,327
Interest expense	1,275,119
Excise tax expense	194,816
Professional fees	154,927
Trust accounting fee	139,876
Administrative fee	116,787
Trustees’ fees and expenses	98,169
Printing expenses	46,969
NYSE listing fee	25,000
Insurance expense	20,416
Transfer agent fee	19,633
Custodian fee	19,093
Miscellaneous	27,318
Total expenses		5,210,450
Net investment income		28,371,160
Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments		379,273
Net change in unrealized appreciation (depreciation) on:
Investments		(5,974,050)
Unfunded commitments		33
Net realized and unrealized loss on investments		(5,594,744)
Net Increase in Net Assets Resulting from Operations		$22,776,416

See notes to financial statements.

22 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	May 31, 2014

	For the Year	For the Year
	Ended	Ended
	May 31, 2014	May 31, 2013
Increase in Net Assets from Operations
Net investment income	$28,371,160	$28,865,070
Net realized gain on investments	379,273	1,496,339
Net change in unrealized appreciation (depreciation) on investments	(5,974,017)	(441,200)
Net increase in net assets resulting from operations	22,776,416	29,920,209
Distributions to Common Shareholders
From net investment income	(27,896,617)	(27,845,259)
Capital gains	(975,951)	–
Total Distributions	(28,872,568)	(27,845,259)
Capital Share Transactions
Shares issued through dividend reinvestment	–	100,013
Net increase from capital share transactions	–	100,013
Total increase/(decrease) in net assets	(6,096,152)	2,174,963
Net Assets
Beginning of period	411,135,047	408,960,084
End of period (including undistributed net investment income of $5,710,757 and
$4,616,335, respectively)	$405,038,895	$411,135,047

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 23

STATEMENT OF CASH FLOWS For the year ended May 31, 2014	May 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$22,776,416
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation/depreciation on investments	5,974,050
Net change in unrealized appreciation/depreciation on unfunded commitments	(33)
Net realized gain on investments	(379,273)
Net realized gains on paydowns received	(1,007,678)
Net accretion of bond discount and amortization of bond premium	(222,604)
Purchase of long-term investments	(53,333,582)
Proceeds from sale of long-term investments	49,038,694
Paydowns received on mortgage and asset backed securities	17,008,637
Net purchases of short-term investments	(3,926,169)
Corporate actions and other payments	403,774
Decrease in interest receivable	476,158
Decrease in receivable for securities sold	154,892
Increase in other assets	(7,457)
Increase in payable for securities purchased	1,976,703
Decrease in advisory fee payable	(15,786)
Decrease in interest due on borrowings	(68,080)
Decrease in administration fee payable	(381)
Decrease in accrued expenses and other liabilities	(38,858)
Net Cash Provided by Operating and Investing Activities	38,809,423
Cash Flows From Financing Activities:
Distributions to common shareholders	(28,872,568)
Increase in overdraft due to custodian	71,406
Increase in reverse repurchase agreements	3,144,973
Proceeds from borrowings	30,500,000
Payments made on borrowings	(43,750,000)
Net Cash used in Financing Activities	(38,906,189)
Net decrease in cash	(96,766)
Cash at Beginning of Period	96,766
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$1,343,199

See notes to financial statements.

24 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2014

				For the Period
	For the Year	For the Year	For the Year	October 28, 2010*
Per share operating performance	Ended	Ended	Ended	through
for a common share outstanding throughout the period	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$23.61	$23.49	$20.65	$19.10	(a)
Income from investment operations
Net investment income (b)	1.63	1.65	1.59	0.68
Net realized and unrealized gain (loss)	(0.32)	0.07	2.74	1.50
Total from investment operations	1.31	1.72	4.33	2.18
Common shares’ offering expenses charged to paid-in capital	–	–	–	(0.04)
Distributions to Common Shareholders
From net investment income	(1.60)	(1.60)	(1.49)	(0.59)
Capital gains	(0.06)	–	–	–
Total Distributions	(1.66)	(1.60)	(1.49)	(0.59)
Net asset value, end of period	$23.26	$23.61	$23.49	$20.65
Market value, end of period	$21.69	$22.70	$22.46	$19.54
Total investment return (c)
Net asset value	6.15%	7.48%	21.64%	11.34%
Market value	3.54%	8.27%	23.35%	0.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$405,039	$411,135	$408,960	$359,444
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense (g)	1.35%	1.38%	1.36%	1.05	%(d)
Net investment income, including interest expense	7.37%	6.99%	7.33%	6.00	%(d)
Portfolio turnover rate (e)	10%	12%	7%	3%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$119,887	$129,992	$125,542	$104,906
Asset Coverage per $1,000 of indebtedness (f)	$4,379	$4,163	$4,258	$4,426

*	Commencement of investment operations.

(a)	Before deduction of offering expenses charged to capital.

(b)	Based on average shares outstanding during the period.

(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total assets and dividing by the total borrowings.

(g)	Excluding interest expense, the operating expense ratio for the year or period ended May 31 would be

2014	2013	2012	2011
1.02%	1.02%	1.04%	0.91%(d)

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS	May 31, 2014

Note 1 – Organization:

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.

Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Adviser are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities

26 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(d) Distributions

The Trust declares and pays monthly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of May 31, 2014, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/offsetting provisions are detailed in the following table.

Gross Amounts Not Offset
		Gross Amounts	Net Amounts of Liabilities	in the Statement of Assets
	Gross Amounts	Offset in the	Presented in the	and Liabilities
	of Recognized	Statements of	Statements of	Financial	Net
Description	Liabilities	Assets and Liabilities	Assets and Liabilities	Instruments	Amount
Reverse Repurchase Agreement	$88,923,355	$ –	$88,923,355	$88,923,355	$ –

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM ‘s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Trust. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2014, the Trust recognized expenses of approximately $116,787 for these services.

RFS serves as the accounting agent of the Trust. As accounting agent, RFS is responsible for maintaining the books and records of the Trust’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For the year ended May 31, 2014, the Fund recognized expenses of approximately $139,876 for these services.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Trust’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Trust’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets.

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Trust’s net assets at May 31, 2014.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Municipal Bonds	$—	$446,910,898	$—	$446,910,898
Corporate Bonds	—	18,143,834	—	18,143,834
Asset Backed
Securities	—	18,839,434	4,193,112	23,032,546
Collateralized Mortgage
Obligations	—	684,680	—	684,680
Preferred Stock	7,439,994	166,250	—	7,606,244
Term Loans	—	16,480,898	2,005,000	18,485,898
Common Stock	122,723	—	1	122,724
Money Market	4,104,159	—	—	4,104,159
Warrants	—	—	—	—
Unfunded
Commitments	—	30	—	30
Total	$11,666,876	$501,226,024	$6,198,113	$519,091,013

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Indicative quotes from broker—dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Trust’s assets and liabilities, i.e. prices provided by a broker—dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.

28 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker—dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Trust’s fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following table summarizes valuation techniques and inputs used in determining the fair valuation of assets and liabilities categorized as Level 3 at May 31, 2014:

Category	Ending Balance at 5/31/14	Valuation Technique	Unobservable Input
Asset-Backed Securities	$4,193,112	Option Adjusted Spread off the	Indicative
		month end broker quote mark	Quote
		over the 3 month LIBOR

Term Loan	2,005,000	Enterprise Value	Valuation
			Multiple*
* Valuation multiples utilized ranged from 11 to 15.

Any remaining Level 3 securities held by the Trust and excluded from the table above were not considered material to the Trust.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of May 31, 2014, the Trust had a security with a value of $202,300 transfer from Level 3 to Level 2 due to the availability of a vendor price. The Trust had a security with a value of $166,250 transfer from Level 1 to Level 2 due to changes in the Trust’s valuation guidelines. The Trust had securities with a total value of $5,708,337 transfer from Level 2 to Level 3 due to changes in the Trust’s fair valuation guidelines. See the tables below for changes to and from Level 2 and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended May 31, 2014.

LEVEL 3 – Fair value measurement using significant unobservable inputs
Assets:
Beginning Balance	$207,126
Purchases	491,508
Sales	0
Total change in unrealized gains or losses included in earnings	(6,558)
Transfers into Level 3	5,708,337
Transfers out of Level 3	(202,300)
Ending Balance	$6,198,113

Note 5 – Federal Income Taxes:

The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Trust may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid $194,816 or $.011 per share of federal excise tax attributable to calendar year 2013.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At May 31, 2014, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax differences relating to paydown gains, excise tax paid, collateralized loan obligations, return of capital received from a preferred stock and the reclassification of distributions from ordinary income to short-term capital gains. Net investment income, net realized gains and net assets were not affected by these reclassifications.

	Accumulated	Accumulated
Additional	Undistributed Net	Net Realized
Paid-in Capital	Investment Income	Gain/(Loss)
$(194,816)	$619,879	$(425,063)

At May 31, 2014, the cost and related unrealized appreciation and depreciation of securities for Federal income tax purposes, were as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Appreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$451,355,190	$68,392,879	$(657,086)	$67,735,793

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs), non-real estate investment trust return of capital and collateralized loan obligations.

As of May 31, 2014, the components of accumulated earnings/ (losses) (excluding paid—in capital) on a tax basis were as follows:

Undistributed	Accumulated
Ordinary	Long-Term
Income/	Gains/	Net
(Accumulated	(Accumulated	Unrealized
Ordinary Loss)	Capital Loss)	Appreciation
$5,901,607	–	$67,735,825

For the years ended May 31, 2014 and May 31, 2013, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from	2014	2013
Ordinary Income	$27,896,617	$27,845,259
Long-Term Capital Gain	975,951	–

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the year ended May 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $53,333,582 and $49,038,694, respectively.

Note 7 – Capital:

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,413,674 issued and outstanding. Transactions in common shares were as follows:

	Year ended	Year ended
	May 31, 2014	May 31, 2013
Beginning Shares	17,413,674	17,409,470
Shares issued through
dividend reinvestment	—	4,204
Ending Shares	17,413,674	17,413,674

Note 8 – Leverage:

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2014, the average daily balance for which reverse repurchase agreements were outstanding amounted to $88,980,138. The weighted average interest rate was 0.72%. As of May 31, 2014, there was $88,923,355 in reverse repurchase agreements outstanding. At May 31, 2014, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
	Interest	Maturity	Face
Counterparty	Rates	Dates	Value
BNP Paribas	0.54%-0.75%	01/15/2014-04/16/2014	$55,581,743
RBC Capital Markets	0.54%-0.55%	06/09/2014-08/29/2014	28,882,000
Credit Suisse	0.60%	06/23/2014	4,459,612
			$88,923,355

Borrowings

On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed is based on the 1 month LIBOR plus 90 basis points. An unused fee of 25 basis points is charged on the difference between the $125,000,000 and the amount borrowed. At May 31, 2014, there was $30,963,936 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facility during the year ended was $38,194,891 with a related average interest rate of 1.07%. The maximum amount outstanding during the year ended was $47,713,936. As of May 31, 2014, the total value of securities segregated and pledged as collateral in connection with borrowings was $56,136,000.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of May 31, 2014. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2014, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $199,956,413. The unrealized appreciation on these commitments of $30 as of May 31, 2014 is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities.

30 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2014

At May 31, 2014, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
	Expiration	Principal	Appreciation/
Borrower	Date	Amount	(Depreciation)
Hearthside Foods	08/08/2015	$250,000	$—
Men’s Wearhouse	03/11/2015	350,000	—
Post Holdings	04/17/2022	250,000	—
SI Organization	11/14/2019	23,364	30
		$873,364	$30

Note 10 – Indemnifications:

In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On June 2, 2014, the Trust declared a monthly dividend of $0.13817 per common share. The dividend was payable on June 30, 2014, to shareholders of record on June 13, 2014.

On July 1, 2014, the Trust declared a monthly dividend of $0.13817 per common share. The dividend was payable on July 31, 2014, to shareholders of record on July 15, 2014.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2014

To the Board of Trustees and Shareholders of
Guggenheim Build America Bonds Managed Duration Trust

We have audited the accompanying statement of assets and liabilities of the Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 28, 2010 (commencement of investment operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian, brokers and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Build America Bonds Managed Duration Trust at May 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period October 28, 2010 (commencement of investment operations) through May 31, 2011, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 29, 2014

32 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2014

Federal Income Tax Information

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2014, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying	% STCG
89.87%	0%

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Trust was held on April 3, 2014. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Trust:
	# of Shares	# of Shares	# of Shares
	in Favor	Against	Withheld
Randall II C. Barnes	13,979,017	147,856	230,685
Donald C. Cacciapaglia	13,936,292	180,746	240,519
Donald A. Chubb	13,955,812	162,455	239,290
Jerry B. Farley	13,943,656	176,521	237,381
Maynard F. Oliverius	13,950,203	170,824	235,530

The other Trustees of the Fund not up for election in 2014 are Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Term of
		Office		Number of
		and Length		Portfolios in	Other
Name, Address*	Position(s)	of		Fund	Directorships
and Year	Held with	Time		Complex	Held by
of Birth	Trust	Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees
Independent Trustees
Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	86	None.
(1951)

Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).

Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real	82	None.
(1946)	Vice Chairman		estate, Griffith & Blair, Inc. (1997-present).
	of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc.
(1946)	Vice Chairman				(2004-present); CoreFirst Bank &
	of the Audit				Trust (2000-present).
	Committee
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and President, Roman Friedrich & Company	82	Current: Mercator Minerals Ltd.
(1946)	Chairman of		(1998-present).		(2013-present); Zincore Metals, Inc.
	the Contracts				(2009-present).
	Review Committee		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).
					Former: First Americas Gold Corp.
					(2012-2014); Blue Sky Uranium
					Corp. (2011-2012); Axiom Gold and
					Silver Corp. (2011-2012); Stratagold
					Corp. (2003-2009); GFM Resources
					Ltd. (2005-2010).
Robert B. Karn III	Trustee and	Since 2010	Current: Consultant (1998-present).	82	Current: Peabody Energy Company
(1942)	Chairman of the				(2003-present); GP Natural
	Audit Committee		Former: Arthur Andersen (1965-1997) and Managing Partner,		Resource Partners, LLC
			Financial and Economic Consulting, St. Louis office (1987-1997).		(2002- present).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Term of
		Office		Number of
		and Length		Portfolios in	Other
Name, Address*	Position(s)	of		Fund	Directorships
and Year	Held with	Time		Complex	Held by
of Birth	Trust	Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees
Independent Trustees continued
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	88	Current: Director, Edward-Elmhurst
(1953)	Chairman of the				Healthcare System (2012-present).
	Nominating and		Former: Executive Vice President, General Counsel, and
	Governance		Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F. Oliverius	Trustee and	Since 2014	Retired.	82	None.
(1943)	Vice Chairman of
	the Contracts		Former: President and CEO, Stormont-Vail HealthCare (1996-2012).
Review Committee
Ronald E. Toupin, Jr.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	85	Former: Bennett Group of Funds
(1958)	Chairman of				(2011-2013).
the Board
Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio
Manager, Nuveen Unit Investment Trusts (1988-1999), each
of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee
Donald C.	President, Chief	Since 2012	Current: President and CEO, certain other funds in the Fund	214	Current: Delaware Life (2013-
Cacciapaglia***	Executive Officer		Complex (2012-present); Vice Chairman, Guggenheim		present); Guggenheim Life and
(1951)	and Trustee		Investments (2010-present).		Annuity Company (2011-present);
Paragon Life Insurance Company of
			Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).		Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.

**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Nyberg are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2015.

     -Messrs. Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2016.

***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

Officers

The Officers, of the Guggenheim Credit Allocation Fund, who are not trustees, and their principal occupations during the past five years:

Term of
	Position(s)	Office and
Name, Address*	held	Length of
and Year	with the	Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years

Joseph M. Arruda	Assistant Treasurer	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security
(1966)			Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010);
Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
(1965)			Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance Officer	Since 2012	Current: Managing Director of Compliance and Fund Board Relations, Guggenheim Investments
(1966)			(2012-present).

Former: Secretary of certain funds in the Fund Complex.

34 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2014

Term of
	Position(s)	Office and
Name, Address*	held	Length of
and Year	with the	Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
continued
Mark J. Furjanic	Assistant Treasurer	Since 2010	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the
(1959)			Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant Treasurer	Since 2010	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)			Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal Officer	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director,
(1961)			Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Derek D. Maltbie	Assistant Treasurer	Since 2011	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the
(1972)			Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual
Fund Administration, Van Kampen Investments, Inc. (1995-2005).
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director and Associate
(1978)			General Counsel, Guggenheim Funds Services, LLC, and affiliates (2007-present).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate,
(1984)			Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
(1974)			the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim
(1979)			Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Officer, Chief		Senior Managing Director, Guggenheim Investments (2010-present).
Accounting Officer
	and Treasurer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-
2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment
Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe, Chicago, IL 60606.

**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 35

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559.

36 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF THE GUGGENHEIM BUILD AMERICA BONDS MANAGED
DURATION TRUST (GBAB) CONTRACTS REVIEW COMMITTEE	May 31, 2014

Guggenheim Build America Bonds Managed Duration Trust (the “Fund”) was organized as a Delaware statutory trust on June 30, 2010, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

At meetings held in person on April 17, 2014 (the “April Meeting”) and on May 12, 2014 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met separately from Guggenheim to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group identified by Guggenheim. Guggenheim prepared a comprehensive presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Committee. In addition, Guggenheim made a detailed presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Vice Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) organizational charts and presentations, staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various functions performed by Guggenheim for the Fund, such as portfolio trading practices, brokerage matters, trade allocation and best execution; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing revenues for Guggenheim by product line and with respect to the Fund, including a break-out of various expenses, a description of the expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments (unaudited), audited financial statements of GFIA, and information about Guggenheim’s compliance and risk management programs.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as

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REPORT OF THE GUGGENHEIM BUILD AMERICA BONDS MANAGED
DURATION TRUST (GBAB) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, area of responsibility and duties of all key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Independent Trustees also took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of a new Chief Risk Officer, Portfolio Management, responsible for implementing various initiatives related to the risks associated with the investment process, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by the internal restructuring that consolidated the investment advisers, broker/dealers and other entities that comprise “Guggenheim Investments” under a new, single holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). In this regard, the Committee considered that although the restructuring neither impacted the services rendered on a day-to-day basis to the Fund nor changed the ultimate ownership of the various Guggenheim entities involved, which, through GPIMH, continue to be indirect subsidiaries of Guggenheim Capital, LLC, Guggenheim stated that the restructuring will allow the financial statements of the various entities to be consolidated and audited, thus providing a clearer view of Guggenheim Investments’ business within the broader Guggenheim organization. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning GPIMH and the audited financial statements of GFIA. (The Committee received the audited financial statements of GPIMH once available following the May Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on October 28, 2010. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a NAV and market price basis for the three-year, one-year and three-month period ended December 31, 2013. The Committee compared the Fund’s performance to the performance of the Fund’s benchmark and to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that invest primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”) and generally employ 20% or greater financial leverage. The Committee noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. The Committee also considered the Fund’s structure and form of leverage, cost of the leverage and the aggregate leverage outstanding as of December 31, 2013, information concerning the common assets, leverage, managed assets and leverage rate as of December 31, 2012 and as of December 31, 2013, and the net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2013. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements) of the peer group of funds. The Committee

38 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF THE GUGGENHEIM BUILD AMERICA BONDS MANAGED
DURATION TRUST (GBAB) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

noted that although the Fund’s total net expense ratio was above the median expense ratio of its peer group, the advisory fee (applicable to managed assets) was below the median advisory fee of the peer group of funds. In addition, the Committee reviewed the Fund’s gross expense ratio and net expense ratio applicable to common assets and to managed assets as of December 31, 2012 and December 31, 2013 and, in this connection, took into account the payment of an excise tax in 2013. With respect to the latter expense, the Committee noted the Board’s determination that given the investment returns achieved by the Sub-Adviser, the returns generated on the assets retained in the Fund through the payment of the excise tax was in the best interests of the Fund, even though it resulted in an increased expense ratio. The Committee also recognized that the non-BABs portion of the Fund’s portfolio is managed with an investment program that is unique among its peers and that requires considerable portfolio management resources.

With respect to the costs of services provided and profits realized by Guggenheim from its relationship with the Fund, the Committee reviewed a profit and loss statement for Guggenheim Investments setting forth the revenues (gross advisory fees) received under the Investment Advisory Agreement, as well as the expenses incurred in providing services to the Fund, the pre-tax operating margin and profitability rate, the Fund’s average assets for the twelve months ended, and the ending assets under management as of, December 31, 2012 and December 31, 2013, respectively, and information with respect to Guggenheim’s allocation methodologies used in preparing the profitability data.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for: (i) providing certain administrative services pursuant to an administration agreement; and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate, GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which do not continuously offer new shares. The Committee also took into account the competitiveness of the Fund’s advisory fee (applicable to managed assets) which is below the peer group median and noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, the Committee considered the Adviser’s view that Guggenheim continues to add system resources as required to develop its infrastructure in response to the growth in the firm’s assets and there is an opportunity to optimize economies of scale across the firm’s array of products and product lines. Therefore, although Guggenheim may be realizing economies of scale and efficiencies due to its growth, it is concurrently realizing new costs and expenses associated with investment in its infrastructure.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee recalled the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing current income and the Fund’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s performance on a NAV and a market price basis exceeded the average return of its peer group of funds over the three-year and one-year periods ended December 31, 2013. The Committee also compared the Fund’s investment performance on a NAV basis to the Bank of America Merrill Lynch Build America Bond Index, noting that the Fund’s return for three-year and one-year periods ended December 31, 2013 exceeded the benchmark’s return. In addition, the Committee considered the information provided by Guggenheim concerning the non-BABs component of the Fund’s portfolio, the duration management strategy, use of leverage, credit quality distribution, sector breakdown, duration analysis and performance assessments. The Committee noted

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 39

REPORT OF THE GUGGENHEIM BUILD AMERICA BONDS MANAGED
DURATION TRUST (GBAB) CONTRACTS REVIEW COMMITTEE continued	May 31, 2014

that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk has been consistently lower than its benchmark and peer group.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2013. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to another fund with a similar investment objective and strategies (the “Other Account”) and noted that the Fund’s advisory fee is higher than that of the Other Account. In this regard, the Committee considered Guggenheim’s explanation that the Other Account is an open-end mutual fund and that there are challenges to managing the Fund that are not present with respect to managing the Other Account, noting, in particular, the Fund’s narrower investment focus.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term.

40 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

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TRUST INFORMATION	May 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Skadden, Arps, Slate,
	Chief Executive Officer	Investment Advisors, LLC	Meagher & Flom LLP
Donald C. Cacciapaglia*		Chicago, Illinois	New York, New York
Amy J. Lee
Donald A. Chubb	Chief Legal Officer	Investment Sub-Adviser	Independent Registered
		Guggenheim Partners	Public Accounting Firm
Jerry B. Farley	John L. Sullivan	Investment	Ernst & Young LLP
	Chief Financial Officer,	Management, LLC	McLean, Virginia
Roman Friedrich III	Chief Accounting Officer	Santa Monica, California
and Treasurer
Robert B. Karn III		Administrator and
	Joanna M. Catalucci	Accounting Agent
Ronald A. Nyberg	Chief Compliance Officer	Rydex Fund Services, LLC
Rockville, Maryland
Maynard F. Oliverius	Mark E. Mathiasen
	Secretary	Custodian
Ronald E. Toupin, Jr. ,		The Bank of New York Mellon
Chairman		New York, New York

* Trustee is an “interested
person” (as defined in section
2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the
Fund because of his position as
the President and CEO of the
Investment Adviser and
Administrator.

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
  Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 43

ABOUT THE TRUST MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/14)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0514

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)    The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an Audit Committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $47,093 and $38,850 for the fiscal years ended May 31, 2014 and May 31, 2013, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2014 and May 31, 2013 respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,725 and $7,500 for the fiscal years ended May 31, 2014 and May 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2014 and May 31, 2013, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.B.2.  Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than "prohibited non-audit services," to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

IV.B.3.  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $7,725 and $7,500 for the fiscal years ended May 31, 2014 and May 31, 2013, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit committe was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as an Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.
James E. Pass – Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, Municipals – 2009–Present. Previously, Mr. Pass was a Managing Director at RBC Capital Markets – 2000-2009.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2014:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	30	$8,290,068,918	0	$0
Other pooled investment vehicles	69	$18,432,033,671	6	$11,275,128,108
Other accounts	130	$105,681,809,915	1	$983,812,485

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	22	$6,876,547,234	0	$0
Other pooled investment vehicles	2	$3,248,452,917	2	$3,248,452,917
Other accounts	27	$84,156,802,200	1	$516,073,190

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$578,911,844	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$109,398,338	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2014:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $100,001-$500,000 $10,001-$0,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

 (a)(3)     Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

 (c)           Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:      /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    August 8, 2014

By:        /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     August 8, 2014